                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Portfolio Management Review......................  3
Glossary of Terms................................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 13
Report of Independent Accountants................ 16

TFMM ANR 8/99
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


[SIG.]
Richard F. Powers, III
Chairman
Van Kampen Investment Advisory
Corp.

[SIG.]
Dennis J. McDonnell
President
Van Kampen Investment Advisory
Corp.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH
    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT
    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION
    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK
    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 1997                                                                   6.5000                             2.3000
                                                                           6.0000                             2.2000
                                                                           5.5000                             2.2000
Sep 1997                                                                   6.2500                             2.2000
                                                                           5.7500                             2.1000
                                                                           5.6875                             1.8000
Dec 1997                                                                   6.5000                             1.7000
                                                                           5.5625                             1.6000
                                                                           5.6250                             1.4000
Mar 1998                                                                   6.1250                             1.4000
                                                                           5.6250                             1.4000
                                                                           5.6875                             1.7000
Jun 1998                                                                   6.0000                             1.7000
                                                                           5.5625                             1.7000
                                                                           5.9375                             1.6000
Sep 1998                                                                   5.7500                             1.5000
                                                                           5.2500                             1.5000
                                                                           4.8750                             1.5000
Dec 1998                                                                   4.0000                             1.6000
                                                                           4.8125                             1.7000
                                                                           4.8750                             1.6000
Mar 1999                                                                   5.1250                             1.7000
                                                                           4.9375                             2.3000
                                                                           4.5000                             2.1000
Jun 1999                                                                   4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                          PORTFOLIO MANAGEMENT REVIEW

                         VAN KAMPEN TAX FREE MONEY FUND

We recently spoke with the management team of the Van Kampen Tax Free Money Fund about the key events and economic forces that shaped the markets during the past 12 months. The team is led by Reid J. Hill, portfolio manager, who has managed the Fund since August 1995 and has worked in the investment industry since 1994.

Mr. Hill is joined by Michael Bird, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended June 30, 1999.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND HAS OPERATED DURING THE PAST 12 MONTHS?

   A At the beginning of the period, there was a shortage of fixed-rate notes in the short-term municipal bond market, as the strong economy led to a decline in borrowing for municipal projects. These conditions affected bond issuance in two ways--we saw smaller deals and less of them.
    During the first quarter of 1999, the Dow Jones Industrial Average broke through the 10,000 point ceiling, and climbed past 11,000 points. The U.S. economy remained strong, leading the Fed to raise the federal funds interest rate by 0.25 percent on June 30. Consequently, some nervous investors fled to more stable shelter--including money market funds--near the end of the period.

   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?


   A Because the short supply of fixed-rate notes at the beginning of the period made purchasing them too expensive, we chose to remain patient and focus on smaller bond issues. Consequently, we paid less for these bonds than we would have had we participated in larger issues. We continued this strategy throughout the period. In addition, we avoided purchasing commercial paper because we felt it was too expensive compared to the smaller bond issues. Our only exposure to commercial paper is a municipal bond issue from Wayne County, Michigan that we roll over on an annual basis.
    Overall, our strategy of focusing on smaller issues helped returns. In addition to buying smaller issues, we invested approximately 60 percent of the fund in variable notes. Late in the period, our returns, compared to some of our peers, suffered as many began purchasing a new derivative product.

   Q  CAN YOU PROVIDE AN EXAMPLE OF A SMALL ISSUE YOU PURCHASED DURING THE
      PERIOD?

   A We recently purchased a serial bond issue from the Missouri State Health and Education Facility Authority for Washington University. Serial bonds are a group of bonds from the same issue, where blocks of the issue have different maturity dates. Demand for this municipal offering was weak because it was a small issue and we purchased it at what we felt was an attractive price.

   Q  HOW DID THE FUND PERFORM DURING THE 12-MONTH REPORTING PERIOD?

   A As we discussed, focusing on smaller issues helped returns. As of June 30, 1999, the Fund's seven-day average yield was 2.82 percent, while the Fund posted a 12-month total return of 2.55 percent. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation. By comparison, the average performance for tax-free money market funds, as calculated by Lipper Analytical Services, Inc., was 2.68 percent for the 12-month period. Past performance does not guarantee future results.
    Because income from the Fund is exempt from federal income tax, it is important to compare its effective seven-day average yield to an equivalent taxable rate. Shareholders in the 36 percent federal income tax bracket would need a taxable-equivalent rate of 4.41 percent to equal the tax-free yield earned by this Fund.

   Q  WHAT IS YOUR ECONOMIC OUTLOOK FOR THE MONTHS AHEAD?

   A As expected, the Fed raised interest rates at the end of the period, but surprised the market by abandoning its tightening bias and adopting a neutral stance on interest rates. Interest rate adjustments like these should not affect the Fund because the short-term municipal bond market generally anticipates such interventions.
    We expect to continue our strategy of investing in smaller municipal bond issues, and anticipate stronger supply of variable-rate notes. Overall, we will continue to seek the Fund's objective of relative stability, daily liquidity, and a competitive level of income, and we will look to add value through careful security selection.


[SIG.]
Reid J. Hill

Portfolio Manager

[SIG.]
Michael Bird

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment
Officer
Fixed Income
Investments

                               GLOSSARY OF TERMS

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending overnight funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MATURITY DATE: The date a bond expires, usually at face value.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VARIABLE-RATE NOTE: A short-term municipal debt security issued when either general interest rates are expected to change or the length of time before permanent funding is received is uncertain.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1999
--------------------------------------------------------------------------------

                                                              Discount
 Par                                                          Yield on
Amount                                            Maturity    Date of      Amortized
(000)                  Description                  Date      Purchase       Cost
-------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         DATES  11.2%
$  300   Brazos River Auth TX Utils Elec Co Proj
         Ser 1996 B (AMBAC Insd)................  07/01/99     3.650%     $   300,000
 1,550   New York City Muni Wtr Fin Auth Wtr Swr
         Sys Ser 1995 A (FGIC Insd).............  07/01/99     3.550        1,550,000
 1,200   New York City Ser B (FGIC Insd)........  07/01/99     4.000        1,200,000
   200   Perry Cnty, MS Pollutn Ctl Rev Ser 1992
         Rfdg (LOC: Wachovia Bank)..............  07/01/99     3.400          200,000
   500   Sullivan Cnty, TN Indl Dev Brd Pollutn
         Ctrl Rev (LOC: Union Bank of
         Switzerland)...........................  07/01/99     3.800          500,000
                                                                          -----------
         TOTAL DATES..................................................      3,750,000
                                                                          -----------
         7 DAY FLOATERS  48.6%
   600   Calhoun Cnty, MI Econ Dev Corp Rev
         (LOC: Comerica Bank)...................  07/01/99     3.550          600,000
 1,235   City of Sterling Heights, MI Econ Dev
         Corp Rev Rfdg (LOC: First Chicago/NBD
         Corp)..................................  07/01/99     3.650        1,235,000
 1,500   Floyd Cnty, GA Dev Auth Rev Berry
         College Inc Proj (LOC: Suntrust
         Bank)..................................  07/07/99     3.750        1,500,000
 1,110   Fort Bend Cnty, TX Indl Dev Corp Indl
         Dev Rev W.W. Grainger Proj Rfdg (LOC:
         The Northern Trust Company)............  07/07/99     3.600        1,110,000
 1,400   Georgia Muni Gas Auth Gas Rev Adj Agy
         Proj Ser C (LOC: Morgan Guaranty)......  07/07/99     3.500        1,400,000
 1,500   Illinois Dev Fin Auth Rev American
         Osteopathic Associates (LOC: Harris
         Trust & Savings Bank)..................  07/01/99     3.200        1,500,000
 1,000   Illinois Dev Fin Auth Rev Roosevelt
         Univ Ser 1995 (LOC: Amer Nat'l Bank &
         Trust of Chicago)......................  07/07/99     3.550        1,000,000
 1,500   Iowa Fin Auth Rev Burlington Med Cent
         (FSA Insd).............................  07/01/99     3.050        1,500,000
 1,000   Montgomery Cnty, MD Hsg Oppntys Comm
         Hsg Rev (LOC: Keybank N.A.)............  07/07/99     3.400        1,000,000
 1,300   Quad Cities, IL Reg Econ Dev Auth
         Seaberg Indl Inc Proj (LOC: Norwest
         Bank)..................................  07/01/99     3.750        1,300,000

                                               See Notes to Financial Statements

                                 June 30, 1999
--------------------------------------------------------------------------------

                                                              Discount
 Par                                                          Yield on
Amount                                            Maturity    Date of      Amortized
(000)                  Description                  Date      Purchase       Cost
-------------------------------------------------------------------------------------
         7 DAY FLOATERS (CONTINUED)
$1,150   Virginia Small Business Fin Auth Rev
         Indl Dev Coral Graphic (LOC: Chemical
         Bank)..................................  07/01/99     3.850%     $ 1,150,000
 1,500   Washington St Hsg Fin Comm Multi-Family
         Mtg Rev Rfdg (LOC: Harris Trust &
         Savings Bank)..........................  07/06/99     3.550        1,500,000
   500   Wisconsin St Hlth Fac Auth Rev
         Franciscan Hlthcare A-1 (LOC: Toronto
         Dominion)..............................  07/07/99     3.300          500,000
 1,000   Wisconsin St Hlth Fac Auth Rev
         Franciscan Hlthcare A-2 (LOC: Toronto
         Dominion)..............................  07/07/99     3.300        1,000,000
                                                                          -----------
         TOTAL 7 DAY FLOATERS  48.6%..................................     16,295,000
                                                                          -----------
         BONDS/NOTES  39.8%
   720   Clark Cnty, NV Indl Dev Rev Southwest
         Gas Corp Proj Ser A (AMBAC Insd).......  11/01/99     3.600          720,000
   425   Clark Cnty, NV Regl Tran Comm Medium
         Term Bonds (AMBAC Insd)................  07/01/99     4.250          425,000
   300   DuPage Cnty, IL Forest Presv Dist Ser A
         Rfdg...................................  11/01/99     5.000          301,775
 1,000   Greater TX Student Ln Corp Ser 1996 A
         Rfdg (Gtd: Student Ln Marketing
         Assn)..................................  03/01/00     3.700        1,000,000
 1,500   Hawaii St Arpt Sys Rev Rfdg Ser 1993
         (MBIA Insd)............................  07/01/99     5.400        1,500,000
 1,000   Intermountain Pwr Agy UT Pwr Supply Rev
         Ser A (b)..............................  07/01/99     7.200        1,020,094
   250   King Cnty, WA Ser D....................  12/01/99     4.600          251,116
   650   Laredo, TX Intl Toll Brdg Rev Ser A
         (MBIA Insd)............................  10/01/99     3.500          650,000
 1,000   Maine St Genl Purp.....................  07/01/99     6.100        1,000,000
   800   Milwaukee, WI Met Sewage Dist Ser A....  10/01/99     6.600          806,705
 1,000   Minnesota St Rfdg......................  08/01/99     4.800        1,001,276
 1,500   Missouri Rural Wtr Fin Corp Pub Projs
         Constr Nts.............................  11/15/99     4.500        1,506,862
   855   Missouri St Hlth & Edl Facs Auth Edl
         Washington Univ Ser A..................  06/15/00     3.350          855,000
   550   Rankin Cnty, MS Sch Dist Rfdg (MBIA
         Insd)..................................  02/01/00     4.000          552,526

                                               See Notes to Financial Statements

                                 June 30, 1999
--------------------------------------------------------------------------------

                                                              Discount
 Par                                                          Yield on
Amount                                            Maturity    Date of      Amortized
(000)                  Description                  Date      Purchase       Cost
-------------------------------------------------------------------------------------
         BONDS/NOTES (CONTINUED)
$  875   Regional Waste Sys, Inc. ME Solid Waste
         Res Recovery Rev Ser Q.................  07/01/99     3.600%     $   875,000
   900   Seattle, WA Wtr Sys Rev................  08/01/99     5.375          901,614
                                                                          -----------
         TOTAL BONDS/NOTES  39.8%.....................................     13,366,968
                                                                          -----------
TOTAL INVESTMENTS  99.6% (A)..........................................     33,411,968
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%...........................        120,866
                                                                          -----------
NET ASSETS  100.0%....................................................    $33,532,834
                                                                          ===========

(a) At June 30, 1999, cost is identical for both book and federal income tax purposes.

(b) Prerefunded date shown, stated maturity 07/01/11.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at Amortized Cost which Approximates Market....    $33,411,968
Cash........................................................        118,605
Receivables:
  Interest..................................................        292,652
  Fund Shares Sold..........................................          8,275
Other.......................................................         13,475
                                                                -----------
      Total Assets..........................................     33,844,975
                                                                -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................         52,735
  Distributor and Affiliates................................         30,789
  Income Distributions......................................         13,347
Trustees' Deferred Compensation and Retirement Plans........        133,152
Accrued Expenses............................................         82,118
                                                                -----------
      Total Liabilities.....................................        312,141
                                                                -----------
NET ASSETS..................................................    $33,532,834
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an
  unlimited number of shares authorized)....................    $33,546,624
Accumulated Distributions in Excess of Net Investment
  Income....................................................            (31)
Accumulated Net Realized Loss...............................        (13,759)
                                                                -----------
NET ASSETS (Equivalent to $1.00 per share for 33,550,784
  shares outstanding).......................................    $33,532,834
                                                                ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $1,166,174
                                                                ----------
EXPENSES:
Investment Advisory Fee.....................................       173,708
Distribution (12b-1) and Service Fees.......................        86,720
Shareholder Services........................................        72,095
Shareholder Reports.........................................        26,883
Accounting..................................................        26,464
Trustees' Fees and Related Expenses.........................        26,371
Registration and Filing Fees................................        18,868
Legal.......................................................         9,354
Custody.....................................................         5,403
Other.......................................................        17,569
                                                                ----------
    Total Expenses..........................................       463,435
    Investment Advisory Fee Reduction.......................       173,708
                                                                ----------
    Net Expenses............................................       289,727
                                                                ----------
NET INVESTMENT INCOME.......................................    $  876,447
                                                                ==========
NET REALIZED GAIN...........................................    $    3,512
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $  879,959
                                                                ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1999 and 1998
--------------------------------------------------------------------------------

                                                    Year Ended      Year Ended
                                                   June 30, 1999   June 30, 1998
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $     876,447   $     940,491
Net Realized Gain................................          3,512              60
                                                   -------------   -------------
Change in Net Assets from Operations.............        879,959         940,551
                                                   -------------   -------------
Distributions from Net Investment Income.........       (876,415)       (940,618)
Distributions in Excess of Net Investment
  Income.........................................            (31)            (32)
                                                   -------------   -------------
Distributions from and in Excess of Net
  Investment Income..............................       (876,446)       (940,650)
                                                   -------------   -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................          3,513             (99)
                                                   -------------   -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    203,834,945     112,337,824
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................        876,446         940,650
Cost of Shares Repurchased.......................   (203,186,961)   (114,337,910)
                                                   -------------   -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      1,524,430      (1,059,436)
                                                   -------------   -------------
TOTAL INCREASE/DECREASE IN NET ASSETS............      1,527,943      (1,059,535)
NET ASSETS:
Beginning of the Period..........................     32,004,891      33,064,426
                                                   -------------   -------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of ($31) and ($32), respectively).......  $  33,532,834   $  32,004,891
                                                   =============   =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                 Year Ended June 30,
                                        -------------------------------------
                                        1999    1998    1997    1996    1995
-----------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period..............................  $1.00   $1.00   $1.00   $1.00   $1.00
                                        -----   -----   -----   -----   -----
Net Investment Income.................   .025    .029    .028    .029    .027
Less Distributions from and in Excess
  of Net Investment Income............   .025    .029    .028    .029    .027
                                        -----   -----   -----   -----   -----
Net Asset Value, End of Period........  $1.00   $1.00   $1.00   $1.00   $1.00
                                        =====   =====   =====   =====   =====
Total Return*.........................  2.55%   2.93%   2.82%   2.93%   2.73%
Net Assets at End of Period (In
  millions)...........................  $33.5   $32.0   $33.1   $35.6   $33.2
Ratio of Expenses to Average Net
  Assets*.............................   .84%    .83%    .85%    .85%    .89%
Ratio of Net Investment Income to
  Average Net Assets*.................  2.53%   2.89%   2.78%   2.89%   2.68%
* If certain expenses had not been
  assumed by Van Kampen, total return
  would have been lower and the ratios
  would have been as follows:
Ratio of Expenses to Average Net
  Assets..............................  1.34%   1.40%   1.45%   1.53%   1.38%
Ratio of Net Investment Income to
  Average Net Assets..................  2.03%   2.32%   2.17%   2.21%   2.20%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free Money Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investment in a broad range of municipal securities that will mature within 12 months of the date of purchase. The Fund commenced investment operations on November 5, 1986.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

C. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $13,759 which will expire on June 30, 2001.

                                 June 30, 1999
--------------------------------------------------------------------------------

D. DISTRIBUTION OF INCOME AND GAINS--The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. For the year ended June 30, 1999, permanent book and tax differences related to the expiration of $1,030 of the tax basis capital loss carryforward during 1999 have been reclassified from accumulated net realized loss to capital.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $500 million....................................    .500 of 1%
Next $500 million.....................................    .475 of 1%
Next $500 million.....................................    .425 of 1%
Over $1.5 billion.....................................    .375 of 1%

    For the year ended June 30, 1999, the Adviser voluntarily waived $173,708 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended June 30, 1999, the Fund recognized expenses of approximately $1,700, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1999, the Fund recognized expenses of approximately $34,100 representing Van Kampen Funds Inc's. or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1999, the Fund recognized expenses of approximately $45,600. Transfer agency fees are determined

                                 June 30, 1999
--------------------------------------------------------------------------------

through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 1999 and June 30, 1998, capital aggregated $33,546,624 and $32,023,224, respectively. Transactions in shares were as follows:

                                               YEAR ENDED       YEAR ENDED
                                              JUNE 30, 1999    JUNE 30, 1998
----------------------------------------------------------------------------
Beginning Shares..........................       32,026,330       33,085,766
                                              -------------    -------------
Shares Sold...............................      203,834,945      112,337,824
Shares Issued Through Dividend
  Reinvestment............................          876,446          940,650
Shares Repurchased........................     (203,186,937)    (114,337,910)
                                              -------------    -------------
Net Change in Shares Outstanding..........        1,524,454       (1,059,436)
                                              -------------    -------------
Ending Shares.............................       33,550,784       32,026,330
                                              =============    =============

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of the Fund's average net assets are accrued daily. Included in these fees for the year ended June 30, 1999, are payments retained by Van Kampen of approximately $31,800.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Van Kampen Tax Free Money Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Tax Free Money Fund (the "Fund"), including the portfolio of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Tax Free Money Fund as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois

August 5, 1999

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Small Cap Value
   Technology
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
SENIOR LOAN FUNDS
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                         VAN KAMPEN TAX FREE MONEY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 1999. The Fund designated 100% of the income distributions as a tax-exempt income distribution.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                       20